UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2018

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey		22-2376465
(State or other	001-08359	(IRS Employer
jurisdiction	(Commission	Identification
of incorporation)	File Number)	No.)

1415 Wyckoff Road
Wall, New Jersey	07719

(Address of principal executive offices)	(Zip Code)

(732) 938-1480

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2018, New Jersey Resources Corporation’s (“NJR”) indirect wholly owned subsidiary, NJR Clean Energy Ventures II Corporation (“NJRCEV”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with SRIV Partnership, LLC (“Buyer”), a subsidiary of Skyline Renewables LLC (“Skyline”), a partnership between Ardian Infrastructure Partners and Transatlantic Power Holdings to build a renewable platform based in the United States. Pursuant to the terms of the MIPA, the Buyer will purchase NJRCEV’s remaining 117 megawatt (MW) wind portfolio, consisting of four wind farms:

(i)	Alexander Wind Farm, LLC, which owns a 50.7 megawatt wind power generation facility, located in Rush County, Kansas;
(ii)	Carroll Area Wind Farm, LLC, which owns a 20 megawatt wind power generation facility located in Carroll County, Iowa;
(iii)	Medicine Bow Wind, LLC, which owns a 6.39 megawatt wind power generation facility, located in Carbon County, Wyoming; and
(iv)	Ringer Hill Wind, LLC, which owns a 39.9 megawatt wind power generation facility, located in Somerset County, Pennsylvania.

Buyer will pay approximately $208.5 million, assuming a closing of December 31, 2018. The purchase price is subject to downward adjustment based on a daily ticking fee for each day the transaction has not closed subsequent to December 31, 2018 until March 31, 2019. For example, if the closing occurs on March 31, 2019, the purchase price would be approximately $205.1 million.

The transaction is expected to close following receipt of necessary permits and regulatory actions, including those from the Federal Energy Regulatory Commission and the expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976. In addition, NJR and Skyline each delivered a guaranty under the MIPA.

The MIPA contains customary representations, warranties and covenants of NJRCEV and Buyer. The parties have also agreed to cooperate with each other and use reasonable best efforts to make all filings and obtain all consents, approvals and authorizations of all governmental entities to the extent required by law in connection with the execution, delivery and performance of the MIPA and the consummation of the transactions contemplated thereby, subject to specified limitations. Subject to certain limitations, the parties will be required to indemnify each other for certain damages resulting from breaches of representations, warranties and covenants made in the MIPA. The indemnification obligations are subject to de minimis thresholds, deductible amounts and caps with respect to breaches of certain representations and warranties.

The MIPA may be terminated by either party under certain circumstances, including if the closing has not occurred on or before March 31, 2019, provided that such party is not in material breach of the MIPA resulting in the failure of the closing to occur by such date. The MIPA may also be terminated in certain other circumstances, including if completion of the transaction would violate a non-appealable final order or injunction or if the other party breaches any of its representations, warranties or covenants and such breach would result in the failure of the terminating party's conditions to closing and cannot be (or has not been) cured within 30 days of receipt of notice by the breaching party.

The foregoing description of the MIPA is qualified in its entirety by reference to the MIPA, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The above description of the MIPA has been included to provide investors with information regarding its terms. The MIPA contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for the purpose of allocating risk between the parties rather than establishing matters as facts and are subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the MIPA. In addition, certain representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to investors.

Item 7.01 Regulation FD Disclosure.

On November 21, 2018, NJR issued a press release (the “Press Release”) announcing the entry into the MIPA. A copy of the Press Release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Cautionary Statements Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking information in this filing includes, but is not limited to, certain statements regarding the timing of the closing of the transaction.

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the U.S. Securities and Exchange Commission (“SEC”), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http:.//www.sec.gov. Information included in this filing is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement, between NJR Clean Energy Ventures II Corporation and SRIV Partnership, LLC, dated as of November 21, 2018*

99.1	Press Release, dated November 21, 2018 (furnished, not filed)

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. NJR agrees to furnish the omitted schedules supplementally to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2018

NEW JERSEY RESOURCES CORPORATION

By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement, between NJR Clean Energy Ventures II Corporation and SRIV Partnership, LLC, dated as of November 21, 2018*

99.1	Press Release, dated November 21, 2018 (furnished, not filed)

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. NJR agrees to furnish the omitted schedules supplementally to the SEC upon request by the SEC.